July 1, 2011

ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio
Rochdale Large Value Portfolio
Rochdale Mid/Small Growth Portfolio
Rochdale Mid/Small Value Portfolio
Rochdale Dividend & Income Portfolio
Rochdale Intermediate Fixed Income Portfolio
Rochdale Fixed Income Opportunities Portfolio

Supplement dated July 1, 2011 to the
Statement of Additional Information (“SAI”) dated April 30, 2011, as supplemented

The following information is hereby added to the “Investment Objectives and Policies – Asset-Backed Securities” on page B-21:

Among the asset-backed securities in which the Dividend & Income, Intermediate Fixed Income and Fixed Income Opportunities Portfolios may invest are securities backed (“Litigation Advance Notes”) by the income generated by “Litigation Proceeds Purchase Contracts.”  The owner of such a contract is entitled to receive a specified sum of money when and if a “Claimant” (which term means an individual who has filed a lawsuit, is entitled to file a lawsuit, or has settled a lawsuit) and/or the Claimant’s attorney collects on the claim upon which the lawsuit is based.  Investments in Litigation Advance Notes involve a number of unique risks.  An investment in Litigation Advance Notes is highly speculative.  Litigation Advance Notes are illiquid and cannot be readily sold, as are the Litigation Proceeds Purchase Contracts backing them.  Additionally, the market for Litigation Proceeds Purchase Contracts is relatively new and evolving.  Because there is no readily available market price for the Litigation Advance Notes, and the calculation of each Portfolio’s net asset value involves many assumptions, valuations assigned to the Litigation Advance Notes in accordance with procedures adopted by the Trust may be inaccurate.  In the event that payments are not generated by the Litigation Proceeds Purchase Contracts backing the Litigation Advance Notes as expected, payments due to the Portfolios under the Litigation Advance Notes may not be made.

Litigation Proceeds Purchase Contracts involve significant risks that may result in the loss of a significant portion of any investment made by a contract owner.  A Claimant or the Claimant’s counsel may fail to collect sufficient proceeds in connection with a claim to allow payment under the Litigation Proceeds Purchase Contract.  Cases underlying a contract may not result in the expected payout due to difficulties associated with the process by which cases are selected for investment (e.g., improper selection criteria, improper application of selection criteria or that information material to the origination process is unavailable at the time of case selection).  Persons against whom a claim is asserted (or their insurers) may be unable or unwilling to satisfy such payment obligations.  Litigation Proceeds Purchase Contracts must be effectively administered and the underlying cases monitored.  Necessary services may include, without limitation, custody of the documents evidencing the rights of the contract owner, monitoring the progress of cases and payments received by Claimants or their attorneys, and monitoring potential changes in the legal and regulatory environment relating to Litigation Proceeds Purchase Contracts.  A lack of proper servicing can increase the risk that a Claimant or counsel has failed to make timely payments of litigation proceeds or otherwise honor obligations under the contract, without this fact being brought to the attention of the contract owner.  A contract may not be enforced with respect to any case as a result of changes in applicable law or public policy and/or a specific term of a contract may not be enforced by courts or may otherwise violate applicable law.

The various transactions and legal processes involved in the origination, transfer and servicing of litigation proceeds purchase contracts occur in the context of a highly regulated legal environment.  Relevant laws and regulations are subject to constant change.  Law and professional regulation (including ethics regulations) associated with acquiring or otherwise taking a financial position or commercial interest with respect to a lawsuit is particularly complex and uncertain.  Various jurisdictions prohibit or restrict purchasing claims from claimants, assigning certain kinds of claims, and/or participating in a lawyer’s contingent fee interests (including ethical rules against sharing fees with lawyers and non-lawyers).  In addition, some jurisdictions do not have a specific law in place validating the legality of litigation proceeds purchase contracts.  This lack of legislation or regulation provides the opportunity for new legislation or regulation to be introduced which may make impermissible or otherwise limit the ability to make such advances within the state.  Although the Adviser believes that any such new law would likely not be applied retroactively to currently existing contracts, there can be no guaranty that retroactive application will not be attempted.  Claimants may also change residences and cases may be transferred during the course of litigation to jurisdictions that do not permit such transactions and/or in which there is a higher degree of uncertainty regarding such transactions. In certain jurisdictions, such as California, while no binding court decisions specifically disapprove of the practice, a court may still decline to enforce such arrangements if, for example, there is an indication that a non-party to a claim is in any way controlling the prosecution of that lawsuit, or if it appears that a non-lawyer is unlawfully engaged in the practice of law, or if the arrangement otherwise offends the public policy of the jurisdiction.  To the extent that any Claimants move to states in which such contracts are illegal or unenforceable, the litigation proceeds expected to be generated by the pool of underlying contracts may be adversely affected.

In addition, lending and usury laws, contracts laws, bankruptcy considerations, and federal tax legislation, among other legal factors, also may play a significant role in the purchase, pledge or enforcement of Litigation Proceeds Purchase Contracts. The lack of specific authority provides the opportunity for future legislative activity, judicial determination or attorney general interpretation to deem that Litigation Proceeds Purchase Contracts are either impermissible or require some form of licensure by the issuer or otherwise violate lending or usury laws.  However, the Advisor is unaware of any such current limitation, finding, interpretation, requirement or violation applicable to the Litigation Proceeds Purchase Contracts underlying any Litigation Advance Notes held by the Portfolios.

Please retain this Supplement with your Statement of Additional Information.